EXHIBIT 99.3


                                            BANA 1998 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.17
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO
                  --------------------------------------------

            I, Gary K. Bettin, Senior Vice President of Bank of America, N.A., as successor to Bank of America, FSB (the "Master Servicer"), hereby certify pursuant to Section 3.17 of the Pooling and Servicing Agreements listed on
Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Master Servicer during calendar years 1998, 1999, 2000 and 2001 and of the performance of the Master Servicer under the Agreements has been made under my supervision, (b) to the best of my knowledge, based on such review, the Master Servicer has fulfilled all its material obligations in all material respects under the Agreements throughout calendar years 1998, 1999, 2000 and 2001 and (c) to the best of my knowledge, each related servicer has fulfilled its material obligations under its servicing agreement with the Master Servicer in all material respects.

Dated: November 15, 2002


                                        BANK OF AMERICA, N.A.,
                                           as Master Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title:    Senior Vice President

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                                                                       EXHIBIT I

         PARTIES TO AGREEMENT              DATE OF AGREEMENT        SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, FSB and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, FSB and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York